Exhibit 99.1

October 2022SCALING A LEADING CLEAN ENERGY COMPANY

Disclaimer About this Company Presentation This investor presentation (this " is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the "Business Combination") between Clean Earth Acquisition Corp ..("Clean Earth") and Alternus Energy Group Plc (" and for no other purpose The information contained herein does not purport to be all inclusive and none of Clean Earth, Alternus or their respective affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation Viewers of this Presentation should make their own evaluation of Alternus and of the relevance and accuracy of the information contained herein and should make such other investigations as they deem necessary This Presentation does not constitute i a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or ( an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Clean Earth, Alternus, or any of their respective affiliates, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any investment decision Caution Regarding Forward Looking Statements This document contains forward looking statements within the meaning of section 27 A of the Securities Act and section 21 E of the Exchange Act that are based on beliefs and assumptions and on information currently available to Clean Earth and the Seller Certain statements included in this document that are not historical facts are forward looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 Some of the statements contained in this document, including information incorporated by reference, discuss future expectations, plans or prospects, or state other forward looking information Words such as " " believes"," expects,"" anticipates,"," plans,"" estimates,"" should,"" or similar expressions reflecting something other than historical fact are intended to identify forward looking statements but are not the exclusive means of identifying such statements Forward looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all Such statements include, but are not limited to, statements about the benefits to the value of Clean Earth 's stock Such forward looking statements are based upon the current beliefs and expectations of Clean Earth's management and are inherently subject to significant business, economic, and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of Clean Earth Actual results may differ materially from the results anticipated in these forward looking statements Factors, among others, that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements include and are not limited to the impact of reduction, modification or elimination of government subsidies and economic incentives ( but not limited to, with respect to solar parks) the impact of decreases in spot market prices for electricity dependence on acquisitions for growth in Alternus's business and inherent risks relating to acquisitions and Alternus's ability to manage its growth and changing business risks relating to developing and managing renewable solar projects risks relating to PV plant quality and performance risks relating to planning permissions for solar parks and government regulation Alternus's need for significant financial resources ( but not limited to, for growth in its business) the need for financing in order to maintain future profitability lack of any assurance or guarantee that Alternus can raise capital or meet its funding needs Alternus's limited operating history risks relating to operating internationally, including currency risks and legal, compliance and execution risks of operating internationally the potential inability of the parties to successfully or timely consummate the proposed business combination the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination the approval of the stockholders of Clean Earth is not obtained the risk of failure to realize the anticipated benefits of the proposed business combination the amount of redemption requests made by Clean Earth's stockholders exceeds expectations or current market norms the ability of Alternus or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future the outcome of any potential litigation, government and regulatory proceedings, investigations or inquiries the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation, of the transaction costs related to the proposed business combination the impact of the global COVID 19 pandemic the effects of inflation, and changes in interest rates an economic slowdown, recession or contraction of the global economy a financial or liquidity crisis geopolitical factors, including, but not limited to, the Russian invasion of Ukraine, global supply chain concerns the status of debt and equity markets (including market volatility and uncertainty) general business and economic conditions the performance of financial markets and interest rates the ability to obtain government approvals and possible delays in government approvals While we may elect to update these forward looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our views change Therefore, you should not rely on these forward looking statements as representing our views as of any date subsequent to today In addition, actual results or stockholder values may differ materially from those indicated by these forward looking statements as a result of various important factors, including, but not limited to, our ability to raise the necessary financing required to acquire the targeted renewable energy power plants listed herein and in other documents, on suitable terms At this time, we do not have any offer to finance these plants and there is no guarantee that such financing will be agreed on suitable terms, or at all If Clean Earth does not succeed in raising the required financing, then the plans outlined herein will be significantly curtailed

Disclaimer (Continued) Financial Information Non GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (" including, but not limited to, EBITDA and EBITDA Margin These non GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Alternus's financial results Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP You should be aware that the presentation of these measures may not be comparable to similarly titled measures used by other companies Clean Earth and Alternus believe these non GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Alternus's financial condition and results of operations Clean Earth and Alternus believe that the use of these non GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Alternus's financial results with other similar companies, many of which present similar non GAAP financial measures to investors These non GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non GAAP financial measures This Presentation also includes certain projections of non GAAP financial measures Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Clean Earth and Alternus are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward looking non GAAP financial measures is included Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments Certain other amounts that appear in this Presentation may not sum due to rounding Use of Projections This Presentation contains financial forecasts with respect to Clean Earth and Alternus's projected financial results, including Revenue, EBITDA and EBITDA Margin Neither Clean Earth's nor Alternus's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation These projections should not be relied upon as being necessarily indicative of future results The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Alternus or that actual results will not differ materially from those presented in the prospective financial information Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved Industry and Market Data This Presentation includes certain information and statistics obtained from third party sources None of Clean Earth or Alternus has independently verified the accuracy or completeness of any such third party information Trademarks This Presentation contains trademarks, trade names and copyrights of Alternus, Clean Earth and other companies, which are the property of their respective owners Additional Information about the Business Combination and Where to Find It Clean Earth intends to file with the SEC a proxy statement relating to the proposed Business Combination, which will be mailed to its stockholders once definitive This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination Clean Earth's stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the proxy statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Clean Earth, Alternus and the Business Combination When available, the proxy statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of Clean Earth as of a record date to be established for voting on the proposed Business Combination Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC's website at www sec gov, on Clean Earth's website at cleanearthacquisitions com or by directing a request to Clean Earth Acquisition Corp 12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas 78738 Participants in Solicitation Clean Earth, Alternus and their respective directors and executive officers may be considered participants in the solicitation of proxies from the Clean Earth's shareholders with respect to the potential transaction described in this Presentation under the rules of the SEC Information about the directors and executive officers of Clean Earth and their ownership of Clean Earth's securities is set forth in Clean Earth's Definitive Prospectus filed with the SEC on February 23 2022 Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company's shareholders in connection with the potential transaction will be set forth in the preliminary and definitive proxy statements when those are filed with the SEC These documents are available free of charge at the SEC's website at www sec gov or by directing a request to Clean Earth Acquisitions Corp Attention Martha Ross, CFO COO, telephone 1 800 508 1531

CONTENTSTRANSACTION OVERVIEWALTERNUS OVERVIEWOPERATING MODEL OVERVIEW 1 2 3FINANCIALS & VALUATIONAPPENDIX 4 5 4

TRANSACTION OVERVIEW 11

CLEAN EARTH ACQUISITIONS CORP OVERVIEW10 6 Transaction Overview Experienced Management Team Decades of collective experience in the climate technology and sustainability sectors Global, Proprietary Deal Flow 22 professionals, with diverse industry experience, focused on the convergence of technology, energy, climate, infrastructure and sustainability Disciplined Acquisition Approach At $230m, we will not compete with the surge in capital available for larger private rounds and will be able to be more selective and structured Robust, Buy - Side Screening Process Process to identify, diligence, and acquire the right asset(s) Martha Ross | CFO & COO Nicholas Parker | Chairman Aaron Ratner | CEO Candice Beaumont | Director L Investment Wissam Anastas | Advisor Julian Tung | Analyst

Transaction Overview 7

TRANSACTION OVERVIEW

Summary & Structure

- Alternus Energy Group ("Alternus") and Clean Earth Acquisitions Corp. ("CLIN") have executed a Business Combination Agreement setting forth the terms and conditions of a business combination (the "Transaction") pursuant to which CLIN will acquire substantially all of Alternus' subsidiaries, other than certain excluded subsidiaries
- Alternus is expected to receive ~64% of the pro forma equity (excluding shares which may be released from an escrow account if earnout targets are met)
- Expected to close in the first quarter of 2023

Valuation

- Transaction implies a fully diluted pro forma enterprise value (EV) of ~$992.0 million, with implied valuation multiples of:
  - 21.0x 2023 Full Year Pro Forma EBITDA of $47.2 million[1]
  - 6.6x 2024 Full Year Pro Forma EBITDA of $149.3 million[1]
- Alternus earnout of 35 million shares
  - 8 million shares released from escrow if post-combination entity generates 'Adjusted EBITDA' of $33 million for the fiscal year ending December 31, 2023 and share price is at least $11.00 for a minimum number of trading days
  - 12 million shares released from escrow if post-combination entity generates 'Adjusted EBITDA' of $75 million for the fiscal year ending December 31, 2024 and share price is at least $13.00 for a minimum number of trading days
  - 15 million shares released from escrow if post-combination entity generates 'Adjusted EBITDA' of $135 million for the fiscal year ending December 31, 2025 and share price is at least $15.00 for a minimum number of trading days
  - If the target is missed for 2023 or 2024, but a subsequent target is met, earnout shares attributable to an earlier year will be released from escrow upon meeting of the later-year target
  - If the Adjusted EBITDA target is met, but the share price target is not met, earn-out can still be earned if the share price target or calculated share price target (based on multiple of Adjusted EBITDA minus net debt) is met during 2028-2030

Capital Structure

- Transaction would result in ~$218.8 million of cash at closing from CLIN trust account, assuming no redemptions

Assumes 0% redemptions by CLIN public stockholders

Notes (1) Alternus EBITDA reflects Pro Forma EBITDA after Annualization Adjustment as per Page 33

Transaction Overview 8

PRO FORMA VALUATION

Pro Forma Ownership[1]


CLIN Public Shareholders[1]
CLIN Sponsor[2]
Alternus Parent[3]
29.3%
7.0%
63.7%

Pro Forma Valuation ($mm)

CLIN Public Shares[1]	$230.0
Shares from CLIN Rights	$23.0
CLIN Sponsor[2]	$60.0
Alternus Pre-Money Valuation[3]	$550.0
Pro Forma Equity Value	**$863.0**
Plus: Existing Alternus Debt	$357.8
Less: Existing Alternus Cash	($10.0)
Less: Transaction Cash to Balance Sheet	($218.8)
Pro Forma Enterprise Value	**$992.0**

Sources ($mm)

Alternus Equity Rollover[3]	$550.0
CLIN Sponsor[2]	$60.0
CLIN Public Equity[1]	$230.0
Additional Cash in Trust[1]	$2.3
Target Cash	$10.0
Total	**$852.3**

Uses ($mm)

Alternus Equity Rollover[3]	$550.0
CLIN Sponsor[2]	$60.0
Cash to Balance Sheet[1]	$228.8
Fees & Expenses	$13.5
Total	**$852.3**

1. Assumes 0% redemptions by CLIN public stockholders
2. Excludes 2.56mm shares vesting at a share price of $12.50. Includes 890,000 shares from Private Placement Units.
3. Excludes 35mm earnout shares that will be released from escrow upon meeting targets outlined on Page 7

ALTERNUS OVERVIEW 1 2

10 ALTERNUS IS DIRECTLY ADDRESSING THE CLIMATE CHALLENGE… The world is on a one-time permanent transition from fossil to clean energy Alternus Overview

… AS AN INDEPENDENT CLEAN ENERGY PRODUCER 11 Alternus develops, installs & operates utility scale solar parks across Europe and the US... …as long - term owners Alternus Overview 65 MWp Park, Witnica, Poland

Alternus Overview 12

ALTERNUS SNAPSHOT

Current Owned Portfolio
(MW)



1
168
Germany
Italy
10
Netherlands
26
Romania
42
Poland
89
649
817
Operational Projects
Development Projects
Total

c. $450 million lifetime revenues[2] remaining from current operational assets with circa $172m of this contracted.

6X Revenue Growth in just 2 years…[1.]
($ millions)



10.6
6.3x
2.1x
7.1
7.6
6.4
5.2
1.7
1.6
0.7
0.7
0.7
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22

Exceptional track record of growth across markets creating predictable recurring revenues over the long term

… continuing at same pace underpinned by development and contracted projects
($ millions)



Owned Op Projects
Owned Dev Projects
Contracted Projects
Exclusive Rights
251.3
102.6
68.1
49.8
30.9
5.1x
116.3
31.8
41.0
12.0
31.5
49.3
15.1
27.5
31.9
17.0
H1'22 Actual
FY 2022 f/c
FY 2023 f/c
FY 2024 f/c
FY 2025 f/c

c. 60% of revenue growth is either owned or contracted today[3]

Notes: 1).actual revenues as reported on the Euronext Growth market in Oslo (www. https://alternusenergy.com/reports-presentations) at 1EUR = 1USD 2.) based on fixed rates PPA's, using current energy production and forecasted energy rates from a third-party expert firm. 3). Represents owned and contracted projects only, excluding 'Exclusive Rights' projects that reflect Letters of Intent that have been executed with sellers confirming price & terms and granting exclusivity to Alternus to complete due diligence & completion of binding contracts – see page 13. Please see assumptions on forecasts on page 33.

Alternus Overview 13

ALTERNUS NOW HAS c.1.5 GW OF OWNED AND CONTRACTED SOLAR ASSETS UNDERPINNING NEAR TERM REVENUE GROWTH

IN ADDITION, c.800 MWs WITH EXCLUSIVE RIGHTS TO ACQUIRE

Projects owned and in development has doubled over the last year...


MW
324
416
580
580
649
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22

...further growth expected through closing of contracted + exclusive rights projects...


MW
649
845
811
2,305
Owned Development Projects
Contracted
Exclusive Rights
Total

...in a well diversified portfolio


MW
2,305
Netherlands
265
Italy
1,046
Poland
335
USA
66
Spain
480
Greece
114
Countries

Notes: (1). 'Owned Development Projects' is the total amount of projects owned by Alternus local SPV's. It is not anticipated that all of these projects will achieve operational status. See page 28.
(2). 'Contracted' means that binding contracts (SPA's) have been completed – closing of the transaction is subject to the projects achieving the conditions precedent (CP's) and/or suitable financing.
(3). 'Exclusive Rights' reflect Letters of Intent or term sheets that have been executed with sellers confirming price & terms and granting exclusivity to Alternus to complete due diligence & completion of binding contracts.

Alternus Overview 14

INVESTMENT HIGHLIGHTS
WHY NOW? WHY ALTERNUS?

1

STRONG EXISTING OPERATING BUSINESS NOW PRIMED TO REALIZE EXCEPTIONAL GROWTH[3]

- Highly cash generative portfolio combined with near term contracted assets (1.4 GWp) forecasted to generates revenue of $251m in FY25 converting into EBITDA of $208m (83% EBITDA margin)

FY25E EBITDA **$208m**
FY22E EBITDA **$16m**

2

PURPOSE-BUILT BUSINESS MODEL DELIVERING IMMEDIATE AND LASTING SHAREHOLDER VALUE

- Early entry and operations across the total project lifecycle locks in a lower LCOE[2]. Proven project development platform continues to foster local partnerships to create value accretive milestones on a low cost / high value basis.

649 MWp
of owned development assets

3

HIGHLY EXPERIENCED LEADERSHIP TEAM MOTIVATED TO DELIVER SUSTAINED GROWTH

- Specialist teams in place spanning across development, construction and operations to maintain momentum and execution of the business plan

Decades
of renewable industry experience across Executive Team

4

UNPRECEDENTED MARKET FORCES CREATES A GENERATIONAL OPPORTUNITY

- Paradigm shift in regulatory and policy support across Europe and US due to changing market dynamics (REPower EU Package and US IRA act)

20% CAGR[1]
EU and US market growth FY22- FY26

5

CAPITAL EFFICIENT FINANCING STRATEGY RELEASES OPERATING CASH TO REINVEST INTO NEW ASSETS

- Leveraging deep capital markets experience to optimize a prudent capital structure, using self amortizing project debt structures across a risk adjusted, balanced and diversified portfolio

10%
target reinvestment rate improves Earnings per Share

6

LIFETIME COMMITMENT TO ENVIRONMENTAL, SOCIAL & GOVERNANCE RESPONSIBILITES

- Established and committed use of environmental, social and governance ("ESG") principles to assess and mitigate risk, to identify opportunities for impactful decision making and responsible lifetime stewardship.

1 Dedicated Senior Executive
3 Core Pillars

Notes: (1) Source: Solar Power Europe 2022 Report: (2) LCOE = 'Levelized Cost of Energy' which reflects the total cost of ownership of energy assets over its full life (capex and opex);(3) See Disclaimer on Forward looking statements and Risk Factor snd assumptions to forecasts on page 33; (4) Annual recurring revenue are from energy generated by the solar parks when fully operational multiplied by the rate received for the energy, either from contracted off takers and/or sales to the local energy grids

Alternus Overview 15

1

STRONG EXISTING OPERATING BUSINESS NOW PRIMED TO REALISE EXCEPTIONAL GROWTH[1]

OWNED AND CONTRACTED PIPELINE TO CONTINUE EBITDA GROWTH TRAJECTORY THROUGH 2025
c. 60% OWNED OR CONTRACTED TODAY

'Stair Step' long term recurring EBITDA created from stable and predictable revenues with **c. 66% contracted under 5-10 years PPA's.**


($ millions)
Amount of annual EBITDA not recorded in first year – carried over to following years
Full Year Pro-forma EBITDA for operating projects at EOY
$15.5
$22.9
$18.8
($10.0)
$47.2
$22.9
$24.3
$56.8
$60.3
($15.0)
$149.3
$56.8
$92.5
$64.0
$78.7
($20.0)
$272.0
$64.0
$208.0
EBITDA FY 22E
Contribution from projects achieving commercial operations
Estimated Corporate Costs
EBITDA FY 23E
Contribution from projects achieving commercial operations
Estimated Corporate Costs
EBITDA FY 24E
Contribution from projects achieving commercial operations
Estimated Corporate Costs
EBITDA FY 25E
FY23
US
33%
241 MW
67%
Poland
241 MW
100%
Contracted
FY24
Greece
14%
Italy
40%
Spain
19%
841 MW
8%
USA
21%
Poland
Developemnt
21%
37%
Contracted
841 MW
41%
Exclusive Rights
FY25
Spain
28%
Italy
25%
1,402 MW
14%
Netherlands
33%
USA
Contracted
27%
Developemnt
40%
1,402 MW
33%
Exclusive Rights

Notes (1) Adjustment to EBITDA to recognize the full year earnings from assets that was only operational for a part of the year.

2 Alternus Overview 16

PURPOSE-BUILT BUSINESS MODEL DELIVERING IMMEDIATE AND LASTING SHAREHOLDER VALUE

CAPTURES VALUE AT EACH STAGE – REDUCING CAPEX – INCREASING CERTAINTY OF PIPELINE

PROJECT DEVELOPMENT ("Project Rights")			INSTALLATI0N PHASE ("EPC")		OPERATION PHASE ("O&M")	
Early Stage	**Mid Stage**	**Late Stage**	**Install**	**Commission**	**Early** *Year 1-2*	**Long-term** *35+ Years*
Project Identification Feasibility Analysis No fatal flaws identified Land options	Site secured Positive Grid assessment, Connection Offer Environmental assessment	Financial close Building Permits Grid connection Offtake contracts	Construction planning, procurement of components and services Park physically constructed Ready to Connect	Grid Connection & commissioning Start of energy production Production ramp up	Proof of cashflow and planning parameters O&M Asset Management	Long term production Operational life span optimization Potential technical upgrades
Low Development Costs	Low Development Costs	Grid Connection Deposit	Panels, Inverters, Racking, Transformers, BOS	Panels, Inverters, Racking, Transformers, BOS	Operation and Maintenance Asset Management Revenue assurance	
	~5% of capital costs	~10% of capital costs	~85% of capital costs			

ALTERNUS ENERGY

"RTB"

"COD"

Notes (1) "RTB"- Ready to Build (2) "COD"- Commercial Operation Date

3

HIGHLY EXPERIENCED LEADERSHIP TEAM MOTIVATED TO DELIVER SUSTAINED GROWTH SUPPORTED BY…

HIGHLY MOTIVATED & TALENTED PEOPLE, ACTING AS ONE

Alternus Overview 17



VINCENT BROWNE I Chairman & CEO

- Joined Alternus Energy in 2015 as CFO became Chairman & CEO in 2017
- Responsible for leading the Group
- 7+ years solar experience
- 20+ years finance and operations experience



JOSEPH DUEY I Chief Financial Officer

- Joined Alternus Energy in 2018
- Leads the finance team
- 15+ years renewables experience
- 20+ years finance experience



TALIESIN DURANT I Chief Legal Officer

- Joined Alternus Energy in 2018
- Leads the legal team
- 5+ years solar experience
- 20+ years senior operating experience



GARY SWAN I Chief Technical Officer

- Joined Alternus Energy in 2021
- Leads project management and delivery teams and technology
- 30+ years renewables experience
- 30+ years technical experience



GITA SHAH I Chief Sustainability Officer

- Joined Alternus Energy in 2017
- Leads sustainability initiatives across the Group
- 6+ years solar experience
- 5+ years strategic and operational management



LARRY FARRELL I Chief Information Officer

- Joined Alternus in 2019
- 20+ years at senior leadership positions at Fortune 500 companies building high performing, cross functional, global teams



DAVID FARRELL I Chief Commercial Officer

- Joined Alternus Energy in 2022
- Leads the commercial activities including M&A
- 20 years capital markets, project finance, infrastructure and renewables, and finance industry experience

Global Team Composition

- 62 Employees
- 12 Nationalities
- 7 Countries
- 35% Female

18UNPRECEDENTED MARKET FORCES CREATE A GENERATIONAL OPPORTUNITY 18 Alternus Overview Significant Tax equity benefits increasing the attractiveness of solar 69% increase in solar deployment across America by 2030 Solar employment to double to 538,000 by 2032 AEG has a growing pipeline in the Unites States $600bn investment 1 EU Solar target of 600 GWac by 2030 from 136 GWac EOY2020 REPowerEU Package Removing reliance on Russian Energy whilst producing clean energy Solar planning laws to be simplified to expediate delivery Increased Energy Prices : 1. Ukraine - Russia war 2. Drop in Nuclear output 3. Hydro output reduced from drought EU Led Reforms 2 The Russia - Ukraine war has shined a spotlight on Europe's dependency on Russian energy whilst exacerbating the Energy crisis August 2022, The United States passed the Inflation Reduction Act of 2022 (IRA), which provides $369 billion for climate and clean energy provisions "Despite the headwinds presented by ongoing cost inflation and supply chain challenges, demand for clean energy sources has never been higher, and we expect that the global energy crisis will continue to act as an accelerant for the clean energy transition.“Albert Cheung, Bloomberg“Energy security is one of the most pressing topics for … Europe. The EU will diversify away from Russian fossil fuels and will invest heavily in clean renewable energy.” Ursula von der Leiden, President of the European Commission Notes: (1) Source: IRA Fact sheet, www.whitehouse.gov : (2) European commission –EU Solar Energy Strategy (May 2022) 4

5

CAPITAL EFFICIENT FINANCING STRATEGY RELEASES OPERATING CASH TO REINVEST INTO NEW ASSETS

SELF AMORTIZING PROJECT DEBT STRUCTURES - (illustrative example)

Alternus Overview 19



Initial non-amortizing period increases cash available for reinvestment into new projects to drive organic EBITDA growth without need for additional equity
Debt is then amortized over c. 22 years
Debt fully repaid in year 25 …
Unlevered cash flow tail
Opportunistic refinancing potential
Ø $22m
$m's
c.$27m
24.0
22.0
20.0
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
Year
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35
Interest
Principal
Cash available to Alternus

Illustration above based on expected results from Alternus owned 178MW portfolio of PV solar parks in Italy & contracted 139MW portfolio in Spain when all fully operational[1]

Note: (1) Assumes (a) Total debt funds 100% of costs (remaining under <75% leverage) under current facilities and terms available to the Company (b) Production of the parks in line with technical reports from expert third parties (c) Using the most recent future energy price curves for Italy and Spain provided by third party expert firm (d) expected operating costs based on current operating parks and known project direct costs. (e) Financing will be available on the same terms as Alternus' current financing. Any of these terms of assumptions may change in the future and cause the actual results to vary from the illustration provided. Refer to Forward Looking Statements.

5

ALTERNUS APPROACH OF MATCHING DEBT AMORTIZATION MORE IN LINE WITH FULL PROJECT LIFE CREATES A SELF-FUNDED GROWTH ENGINE

Alternus Overview 20

Reinvested cash available from operating projects period is leveraged with senior debt….

… used to increase installed capacity with no additional equity…

…resulting in additional EBITDA to the group

(Illustrative example)



Initial non-amortizing period from operating projects increases cash available for reinvestment into new projects
Added to inhouse EPC margins counted as project finance for senior
c. $27m
c. $28m
c. $300m
c. $355m
Cash available for reinvestment
Reinvestment of EPC margin
Available matching debt
Capital available for new investments

Additional projects developed / installed / acquired with this funding

Adds additional

+ c.450MW[1]

of operating assets that in turn generate additional earnings when operational

Creates
cumulative additional EBITDA over c. 35 year Project life

Case Study:

- Alternus has already demonstrated this strategy with recent acquisition of 24MW in Poland
- c.$53m cash to Alternus expected over project lifetime
- No new equity issued

Note: (1) Assumes (a) Debt funds 100% of costs (remaining under <75% leverage) under current facilities and terms available to the Company (b) Production of the parks in line with technical reports from expert third parties (c) Using the most recent future energy price curves for Poland provided by third party expert firm (d) expected operating costs based on current operating parks and known project direct costs. Any of these terms of assumptions may change in the future and cause the actual results to vary from the illustration provided. Refer to Forward Looking Statements.

6

LIFETIME COMMITMENT TO ENVIRONMENTAL, SOCIAL & GOVERNANCE RESPONSIBILITES

Alternus Overview 21

POSITIVE DIRECT ENVIRONMENTAL IMPACT[1]

101,900 MWH
of clean energy produced[2]

54,278,000
kilograms equivalent of carbon dioxide avoidance[2]

2 million trees
Equivalent to the carbon sequestered annually[3]

24,270
Equivalent homes in powered annually[4]

POSITIVE DIRECT SOCIAL IMPACT

The Alternus Sustainable Arts Initiative was established in 2022 as a tangible application of Alternus Energy's sustainability policy in addition to our work in the renewable sector.

Alternus Sustainable Arts Initiative

The Initiative was established to foster sustainability in the arts by supporting artists and providing them with a platform to share their work and create value for their art. Artists are tasked with creating art with recycled or repurposed materials. Alternus signed an initial 3-year partnership with NCAD National College of Art and Design in Ireland. Winning artists receive a financial reward, and all artwork is displayed on the initiative's website. The physical artwork is displayed in Alternus Energy's offices and partner offices around the world.
See the winning artwork from year one here at https://alternussustainablearts.com

Alternus Energy is committed to supporting the ongoing sustainability of artists in our communities through continuous expansion of the Artistic disciplines that it funds internationally.

GOVERNANCE

Majority of Independent Directors with diverse perspectives and expertise

Board committees comprised only by independent members

Only one class of shares. No special rights.


OUR SHARED FUTURE

Notes: (1) Based on FY 2021 energy production. (2) Alternus uses Meteocontrol Performance Monitoring System to track production from our solar parks. Country-specific electricity grid greenhouse gas emission factors are used alongside production data to calculate the avoided carbon emissions. (3) the average annual carbon offset of 26.635 kg Co2 per tree (Encon) is used to calculate the number of trees required to avoid that level of carbon. (4) The average annual demand for Irish households (4,200 kWh) (Bonkers.ie) is used to calculate the number of homes powered.

OPERATING MODELOVERVIEW 3

STRAIGHT FORWARD OPERATING MODEL DELIVERS PREDICTABLE LONG-TERMANNUAL RECURRING REVENUES (ARR’s) 23 Sell the clean energy generated by our solar parks via connection to national power grids… under Investment Grade Offtake Contracts + Merchant - “Feed-In-Tariff (FiT)” @ 15–20 years fixed prices for all energy produced or… with a combination of… -Power Purchase Agreements (PPA) with corporates or utilities (average 70%/30%) @ 5-10 years with c. 35 years project life and c. 80% project gross margins over project lifetime delivering c. 23% cash to equity (potentially no equity reqd.) Zero input costs (post CapEx) + stable production & predictable production = consistent margins over long term Alternus Overview

Operating Model Overview 24

CAPITAL EFFICIENT FINANCING STRATEGY RELEASES OPERATING CASH TO REINVEST INTO NEW ASSETS

SELF AMORTIZING PROJECT DEBT STRUCTURES - (illustrative example)


Initial non-amortizing period increases cash available for reinvestment into new projects to drive organic EBITDA growth without need for additional equity
Debt is then amortized over c. 22 years
Debt fully repaid in year 25 …
Unlevered cash flow tail
Opportunistic refinancing potential
Ø $22m
c.$27m
$m's
24.0
22.0
20.0
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
Year
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35
Interest
Principal
Cash available to Alternus

Illustration above based on expected results from Alternus owned 178MW portfolio of PV solar parks in Italy & contracted 139MW portfolio in Spain when all fully operational[1]

Note: (1) Assumes (a) Total debt funds 100% of costs (remaining under <75% leverage) under current facilities and terms available to the Company (b) Production of the parks in line with technical reports from expert third parties (c) Using the most recent future energy price curves for Italy and Spain provided by third party expert firm (d) expected operating costs based on current operating parks and known project direct costs. (e) Financing will be available on the same terms as Alternus' current financing. Any of these terms of assumptions may change in the future and cause the actual results to vary from the illustration provided. Refer to Forward Looking Statements.

Operating Model Overview 25

ALTERNUS APPROACH OF MATCHING DEBT AMORTIZATION MORE IN LINE WITH FULL PROJECT LIFE CREATES A SELF-FUNDED GROWTH ENGINE

Reinvested cash available from operating projects period is leveraged with senior debt….

… used to increase installed capacity with no additional equity…

…resulting in additional EBITDA to the group

(Illustrative example)



Initial non-amortizing period from operating projects increases cash available for reinvestment into new projects
Added to inhouse EPC margins counted as project finance for senior
c. $27m
c. $28m
c. $300m
c. $355m
Cash available for reinvestment
Reinvestment of EPC margin
Available matching debt
Capital available for new investments

Additional projects developed / installed / acquired with this funding

Adds additional

+ c.450MW[1]

of operating assets that in turn generate additional earnings when operational

Creates

cumulative additional EBITDA over c. 35 year Project life

Case Study:

- Alternus has already demonstrated this strategy with recent acquisition of 24MW in Poland
- c.$53m cash to Alternus expected over project lifetime
- No new equity issued

Note: (1) Assumes (a) Debt funds 100% of costs (remaining under <75% leverage) under current facilities and terms available to the Company (b) Production of the parks in line with technical reports from expert third parties (c) Using the most recent future energy price curves for Poland provided by third party expert firm (d) expected operating costs based on current operating parks and known project direct costs. Any of these terms of assumptions may change in the future and cause the actual results to vary from the illustration provided. Refer to Forward Looking Statements.

Operating Model Overview 26

REINVESTMENT OF IN-HOUSE INSTALLATION (EPC) MARGINS FURTHER SUPPORTS "SELF-FUNDED" GROWTH

Illustrative Alternus solar park CapEx components and funding sources


Alternus' EPC margin
Modules
Inverters
Balance of System + Grid
Project Rights
c. 10%
c. 40%
c. 10%
c. 25%
c. 15%
c. 80%
c. 20%
c. 10%
c. 10%
Cash available for reinvestment
Total project capex
Senior debt financing LTC1
Required project funding
Reinvestment of EPC margin
Alternus project equity contribution

- Alternus typically achieves a gross margin of circa 10% on its EPC activities
- Reinvestment of this margin in the projects reduces need for new project equity
- Senior debt remains below 75% LTV which is within normal banking parameters

Organically developed assets will require a lower Projects Rights% of the total costs as Alternus will develop projects in-house. This has the potential to reduce the project equity contribution

Notes (1) LTC = Loan to cost

Operating Model Overview 27

IN-HOUSE O&M SERVICE CAPTURES A LARGER SHARE OF PROJECT REVENUE

Illustrative European project cash generation for Alternus for projects with in-house O&M services


100%
c. 16%
Opex
c. 56%
Debt service
c. 7%
Tax
c. 21%
Cash to Alternus
Solar park revenue
Solar park cash uses
c. 2%
Alternus O&M margin1
c. 14%
Other OpEx
Total project OpEx

- Alternus benefits from in-house O&M capability by capturing margin otherwise paid to third party providers.
- Cashflow from projects is available to fund additional construction / acquisition of additional capacity to further grow portfolio and reduce external funding requirements

O&M capability results in Alternus receiving c. 23% of project cashflows over the project life

Notes (1) O&M fees charged to project SPV's less cost of providing the services, where Alternus is the O&M provider. Not all projects will be serviced by Alternus. (2) Based on European portfolio lifetime cash flows

Operating Model Overview 28

CURRENT DEVELOPMENT PROJECTS REPRESENT UNLOCKED EQUITY VALUE

Development portfolio (MW)…



Estimate of MW that may not be determined viable
849
Contracted
200
c. 40%
c. 510
Owned
649
Current Development Portfolio
MWs not viable
MWs that reach Installation phase

…expected to generate significant equity value when maturing through the various project stages

($ millions)



Approx. 40% required for current development portfolio, remaining 60% required to take risk adj. projects all the way to Ready to Build (RTB)
c. $127.5
<1.0x
c. $91.8
~2.5x
c. $38.0
Dev. cost for 849MW
Value creation through dev. phase
Equity value of 510MW that achieve RTB
Value creation through construction phase
Equity value of 510MW at COD

Note: Ability to move projects through the various project stages is dependent on sufficient and suitable financing available at the RTB and COD stages. Refer to risk factors.

Operating Model Overview 29

ROBUST PROJECT FINANCIAL EVALUATION PROCESS ENSURES ALL PROJECTS ARE PROFITABLE OVER THEIR FULL LIFE CYCLE

Projects are ranked 'early and continually' in order to select only those with the 'lowest risk & highest return'.

Investment Metric: Levelized Cost of Electricity (LCOE): LCOE[1] can be viewed from an economic perspective as an "average" electricity price (MW-h) that must be earned by a specific generation source to break even. A project will generate positive equity returns where Contracted/Market electricity prices are above the LCOE

LCOE by Technology (USD, real 2021[2]) / Solar PV – Trailblazing LCOE Reduction


Fossil-fuel based energy
Renewable energy
247/MW-h
109/MW-h
83/MW-h
75/MW-h
60/MW-h
38/MW-h
36/MW-h
Open cycle gas
Coal
Offshore wind
Geothermal
Combined cycle gas
Onshore wind
Solar PV

Illustrative Example (USD)


Positive Equity Returns
Equity value created where LCOE is less than the PPA price or the forecasted market prices
36/MW-h
45/MW-h
48/MW-h
LCOE
Fixed Term PPA
Market PPA

1. The formula to calculate the LCOE is (Present Value of DevEx + CapEx + OpEx Over the Lifetime)/(Present Value of All Electricity Generated Over the Lifetime).
2. Lazard Levelized Cost of Energy report v.15

Operating Model Overview 30

EXTENSIVE VERIFICATION BEFORE ACQUISITION BY LEADING ADVISOR GROUPS

Top-Tier due diligence advisors

Legal DD Advisors

- *Legal due diligence on PV Parks and SPV's*
- *Draft SPA Agreements*
- *Permit Authorization & Verification*
- *Regulatory advice and compliance*
- *Financing contracts*
- *International support network*

Technical DD Advisors

- *Risk Assessments*
- *Desk and physical audit*
- *Red Flag reports*
- *Performance measurement*
- *Regulatory and planning compliance*
- *Performance improvement*

Financial DD Advisors

- *Financial due diligence previous 3 years*
- *Tax due diligence*
- *Tax planning*
- *Project modelling*
- *Corporate finance*
- *International support network*

- Alternus works with world leading advisors to ensure the projects acquired are suitable and in line with laws, technology and operational parameters
- All potential acquisitions undergo extensive and detailed verification before acquisition
- Advisors are approved by our senior lending partners for deal evaluation

FINANCIALS & VALUATION 2 4

Financials & Valuation 32

EXCELLENT PERIOD ON PERIOD RESULTS – H1 2022

+114% | **~$30 million ARR** (H1'21 ~$14 million ARR)

+112% | **168 MW of assets in operation** (H1'21 – 79MW of assets in operation)

2x | **$18.3M of revenue** (H1'21 – $7.4M)

5x | **$8.9M of EBITDA** (H1'21 – $1.6M)

- Strong market tailwinds
- Expansion of executive management and key team members to support growth
- Successful integration of EPC and O&M activities
- YTD Energy production ahead of 2022 expectations (+9%)
- Strong local relationships driving recurring business, reflecting in contracted backlog and pipeline
- Progressing negotiations with Tier 1 European banks to fund planned construction activities

Financials & Valuation 33

CONSOLIDATED INCOME STATEMENT ACTUAL AND FORECASTED

USD millions	FY'21 Actual	2022 6 months Actual	FY'22 f/c	FY' 23 f/c	FY' 24 f/c	FY' 25 f/c
Revenue	21.4	18.3	31.9	49.3	116.3	251.2
Cost of goods sold	(7.2)	(5.2)	(8.4)	(5.9)	(8.8)	(22.3)
Gross profit	**14.2**	**13.1**	**23.5**	**43.4**	**107.5**	**228.9**
General and administrative	(5.4)	(4.2)	(8.0)	(10.0)	(15.0)	(20.0)
EBITDA	**8.8**	**8.9**	**15.5**	**33.4**	**92.5**	**208.9**
Depreciation & Amortisation	(5.4)	(4.4)	(9.5)	(13.8)	(24.5)	(53.8)
Operating profit/(loss)	**3.4**	**4.5**	**6.0**	**19.6**	**68.0**	**155.1**
Other	(4.8)	0.2	-	-	-	-
Net financing costs	(16.9)	(8.7)	(14.7)	(23.1)	(52.3)	(135.2)
Profit before tax	**(18.3)**	**(4.0)**	**(8.7)**	**(3.5)**	**15.7**	**19.9**
Tax	(0.5)	-	(1.4)	(2.1)	(7.0)	(20.5)
Profit /(loss) for the period	**(18.8)**	**(4.0)**	**(10.1)**	**(5.6)**	**8.7**	**(0.6)**
Ratios						
Gross margin	*66%*	*72%*	*74%*	*88%*	*92%*	*91%*
EBITDA margin	*41%*	*49%*	*49%*	*68%*	*80%*	*83%*

Non-GAAP Measure Run Rate EBITDA ($ millions)


13.8
33.4
2023
47.2
FY'23 (E) (as reported)
Annualization Adjustment
FY'23 (E) (Pro forma)


59.9
149.3
92.5
2024
FY'24 (E) (as reported)
Annualization Adjustment
FY'24 (E) (Pro forma)

NOTES: Euro: USD conversion rate 1:1 for the forecasted periods. 2021 historical financial statements are based on IFRS audited financial statements converted to USD and US GAAP accounting. 2022 6 months actual is based on IFRS management reported financials converted to USD and US GAAP. See 2022 – 2025 forecasted assumptions on page 34

Non-GAAP Measures includes: 'EBITDA' / 'Reported EBITDA' / 'Booked EBITDA' is Earnings Before Interest, Taxes, Depreciation, and Amortization; 'Annualization Adjustment' refers to the EBITDA generated in the first 12 months of operations of any projects that has not been included in the Reported EBITDA. Pro-Forma EBITDA refers to EBITDA plus the Annualization Adjustment as presented in the Non-GAAP Measure Run Rate EBITDA graphs for FY2023(E) and FY2024(E)

FORECAST ASSUMPTIONS1 2022 2025 Forecast Common Assumptions Production estimates based on 3 rd party engineering reports or internal production reports and adjusted for the appropriate panel degradation Revenues for each project is calculated by multiplying the production by the KW/h energy rates based on a specific offtake agreement or if no offtake agreement, then Alternus uses forecasted energy rates provided by an expert 3 rd party Operations and maintenance (O costs are based on contracted amounts for O, l and leases, i nsurance Other OM costs is an estimate based on Alternus management's analysis Asset m anagement costs are estimates based on Alternus management's analysis of what the costs will be to maintain the number of SPV's associated with the project(s) Taxes are based on the specific prevailing tax rates per country No significant changes in accounting policy or material one time charges 2022 Forecast based on the following Current Projects Owned and Operating 165 MWs, plus additional projects in 2022 that are currently under contract, make up the revenue forecast Debt is based on existing bond debt at 6 5 that is expected to be refinanced in H 22023 for another 3 year term estimated at the current bond interest rate At this time it is assumed that the debt will be non amortizing and mature in H 22026 The debt is then assumed to be amortized for 15 20 years based on the remaining project life Corporate overhead is estimated at 8 0 million for 2022 2023 Forecast based on the following The 2023 forecast is generally based on the same assumption as the 2022 forecast, plus additional projects that are currently owned, under contract or exclusive rights in 2023 that make up the revenue forecast New projects, assumed that Alternus will offtake agreements with investment grade off takers (BBB or better) for a least 70 of the production, which is consistent with current projects that do not have a feed in tariff agreement Debt assumes a twenty five year tenor with the first three years being non amortizing based on interest rates and terms available to Alternus today Corporate overhead is estimated at 10 0 million for 2023 2024 Forecast based on the following The 2024 forecast is generally based on the same assumption as the 2023 forecast, plus additional projects that are currently owned, under contract or exclusive rights in 2024 that make up the revenue forecast New projects, assumed that Alternus will have offtake agreements with investment grade off takers (BBB or better) for a least 70 of the production, which is consistent with current projects that do not have a feed in tariff agreement Debt assumes a twenty five year tenor with the first three years being non amortizing based on interest rates and terms available to Alternus today Corporate overhead is estimated at 15 0 million for 2024 2025 Forecast based on the following The 2025 forecast is generally based on the same assumption as the 2024 forecast, plus additional projects that are currently owned, under contract or exclusive rights in 2025 that make up the revenue forecast New projects, assumed that Alternus will have offtake agreements with investment grade off takers (BBB or better) for a least 70 of the production, which is consistent with current projects that do not have a feed in tariff agreement Debt assumes a twenty five year tenor with the first three years being non amortizing based on interest rates and terms available to Alternus today Corporate overhead is estimated at 20 0 million for 2025.

6.6x 22.0x 13.2x 11.8x 11.7x 11.5x 10.8x 10.3x 9.0x 8.6x 7.3x 6.3x 4.9x 3.8x 8.5x 9.9x 9.8x 9.7x 8.4x 7.8x 6.9x 6.5x 6.2x 6.2x 4.9x 2.9x 2.5x 1.1x 2024 TRADING MULTIPLES 10 35 Financials & ValuationNorth America & Europe Focused ██Global ██ Median: 10.3x Median: 6.5x Source: S&P Capital IQ, Market Data as of 10/11/2022. Peer Revenue and EBITDA reflect Analyst Consensus Estimates for Fiscal Years, which may be calculated differently from how Alternus calculates EBITDA and may or may not include annualization or other adjustments.1) Alternus 2024E EV/EBITDA multiple based on FY’24 Pro Forma EBITDA after Annualization Adjustment of $149.3 million per Page 33 2024E EV / EBITDA 2024E EV / Revenue

82.5% 66.4% 45.7% 44.2% 34.4% 20.6% 19.7% 15.0% 11.0% 10.7% 6.3% 4.2% 3.1% - 2.4% 80.0% 84.6% 84.2% 83.2% 77.9% 76.0% 75.0% 71.2% 63.6% 58.8% 54.6% 50.9% 35.7% 17.4% 109.2% 78.6% 54.7% 53.8% 52.6% 27.6% 22.8% 19.5% 11.3% 7.9% 6.9% 3.1% 2.4% - 3.4% OPERATIONAL BENCHMARKINGALTERNUS RESULTS BASED ON EXISTING OWNED AND CONTRACTED PROJECTS 10 36 Financials & ValuationNorth America & Europe Focused ██Global ██ Median: 71.2% Median: 19.5% Median: 15.0% Source: S&P Capital IQ, Market Data as of 10/11/2022. Peer Revenue and EBITDA reflect Analyst Consensus Estimates for Fiscal Years, which may be calculated differently from how Alternus calculates EBITDA and may or may not include annualization or other adjustments.1) Alternus EBITDA CAGR reflects Pro Forma EBITDA after Annualization Adjustment per Page 33. Alternus EBITDA Margin reflects“EBITDA” and “EBITDA Margin” per Page 33. EBITDA CAGR (2022 - 2024) 2024 EBITDA Margin Revenue CAGR (2022 - 2024)

20 902 755 710 688 557 499 453 424 332 156 45 16 Median: 499 2022 YEAR TO DATE AVERAGE DAILY TRADING VOLUME 10 37 Financials & ValuationNorth America & Europe Focused ██Global ██Source: S&P Capital IQ, Market Data as of 10/11/2022. Average Daily Trading Volume Year to Date starting 1/1/2022 3,066 ENXTLSENXTLSENXTPAENXTPABMETSXXTRATSXOBENYSENYSENYSENasdaqNYSE Numbers displayed in (000’s) 2022 YTD ADTV

APPENDIX 5

Feed-in-Tariff (FiT) Power Purchase Agreement (PPA) ? A Feed-in Tariff (FiT) is a renewable energy payment that is a policy mechanism designed to accelerate investment in renewable energy technologies ? It provides the investor with a purchasing guarantee that stipulates a fixed price over the economic life of the power plant ? This is achieved by offering long-term government-backed contracts to renewable energy producers, typically based on the cost of generation of each technology ? The duration of the FiT varies between 8-25 years depending on the country, region and technology ? The FiT rate is not uniform across all renewable energy generating technologies and varies based on numerous criteria and costs ? In Italy and Germany Alternus current operational parks benefit from a 20-year government-backed FiT under the Conto Energia and EEG respectively. In the Netherlands Alternus operational park benefits from a 15-year government-backed FiT under the SDE+ mechanism ? All current PPAs for Alternus operational parks are contracted with a utility or energy supplier as the counterparty. Currently ALTN benefits from both a FiT and PPA payment for its Italian operational assets. The company also benefits from a PPA payment as well as Green Certificates for its operational assets in Romania ? A utility PPA is the most common form of PPA, whereby an energy generator enters into an agreement with an energy supplier/utility to purchase the energy produced by the generator ? The contract will stipulate that the generator delivers the power to the energy supplier/utility where the project is physically connected to the grid network ? The terms of the contract can vary depending on the requirements on the energy generator, but it can be arranged that the energy generator is paid a fixed price per kWh of energy produced ? The length of the contract can vary and depends on the requirements of the energy generator but generally can be anywhere between 3 up to 10 years

Appendix 40

PORTFOLIO – OFFTAKER OVERVIEW

	Italy	Romania	Netherlands	Poland
Offtake Type	• Italian government backed Feed-in-Tariff (FiT) program processed by the GSE • Short term PPA for energy sales with multiple off-takers	• Romanian government issued Green Certificates (GC's) under an EU support scheme are processed by ANRE which are then traded on OPCOM, the exchange market for energy • Short term PPA for energy sales with multiple off-takers	• SDE + subsidy scheme managed by the Netherlands Enterprise Agency (RVO) • Project receives two cash payments (1) from the state department RVO and (2) from Engie as part of the energy value. • The total of (1) and (2) amounts to the fixed SDE+ granted subsidy	• Corporate PPA with Gorażdże Cement of Heidelberg Cement Group (Investment Grade off-taker BBB-) • Feed-in-Tariff (CfD) with Polish Energy Regulatory Office of Electricity • Merchant energy sales - Energy sold on the national energy marketplace. Statkraft manage this process on behalf of Alternus
Term	• **GSE FiT** – 20 Years from first operation • **PPA** – 1 year +	• **ANRE GC Scheme** – 15 Years from first operation • **PPA** – Variable pricing	• **SDE+ Subsidy** – 15 Years form first operation	• **Corporate PPA** – 10 Year • **CfD** – 15 Years
% of Revenue	• FiT – 85% • PPA/Merchant – 15%	• GC – 85% • PPA/Merchant – 15%	• SDE+ Subsidy – 100%	• PPA 70% / Merchant 30% • CfD – 15 years
Long term counterparty	GSE Gestore Servizi Energetici	opcom ANRE	Rijksdienst voor Ondernemend Nederland	Urząd Regulacji Energetyki HEIDELBERG CEMENT
PPA Counterparty / Service provider	enercity positive energie eGo gnera energia	NEXT ENERGY furnizare PARTNERS TINMAR energy enel electrica furnizare s.a.	engie	Statkraft

Risk Factors (1 of 2) 1 41Risk FactorsThe list below of risk factors has been prepared solely for purposes of the proposed business combination of Clean Earth Acquisitions Corp. (“Clean Earth”) and Alternus Energy Group Plc (“Alternus”), pursuant to which Clean Earth will acquire all of Alternus’s interests in its subsidiaries, other than certain excluded subsidiaries (the “Acquired Subsidiaries”) (the “Business Combination”). All references to “Alternus,” the “Company,” “we,” “us” or “our” refer to the business of Alternus conducted through the Acquired Subsidiaries and all reference to the Combined Company refer to Clean Earth and the Acquired Subsidiaries after the closing of the Business Combination. The risks presented below are certain of the material risks related to the Company and the Business Combination, and such list is not exhaustive.The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by the Company and Clean Earth, with the U.S. Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the Business Combination. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and Clean Earth and the proposed transactions between the Company and Clean Earth, and may differ significantly from and be more extensive than those presented below.You should carefully consider these risks and uncertainties, together with the information in the Company’s consolidated financial statements and related notes, and should carry out your own due diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment post-combination company. There are many risks that could affect the business and results of operations of the Company, many of which are beyond its control. If any of these risks or uncertainties occurs, the Company’s business, financial condition and/or operating results could be materially and adversely harmed. Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect the Company’s business, financial condition and/oroperating results. If any of these risks or uncertainties actually occurs, the value of the Company’s equity securities may decline.Risks Related to Alternus and the Industry in which It Operates•Alternus is a holding company that relies on distributions and other payments, advances, and transfers of funds from its subsidiaries to meet its obligations.•The seasonality of Alternus's operations may affect its liquidity and will affect its quarterly results.•Failure to manage the Alternus's growing and changing business could have a material adverse effect on the business, prospects, financial condition, and results of operations.•The delay between making significant upfront investments in Alternus's solar parks and receiving revenue could materially andadversely affect Alternus's liquidity, business and results of operations.•Alternus's limited operating history may not serve as an adequate basis to judge its prospects and results of operations.•The holding companies of Alternus and its subsidiaries have a significant number of foreign subsidiaries with whom they have entered into many related party transactions. The relationship of such holding companies with these entities could adversely affect Alternus in the event of their bankruptcy or similar insolvency proceeding.•Alternus's business as an independent power producer (IPP) requires significant financial resources and the growth prospects andfuture profitability of Alternus depends on the availability of additional funding options with acceptable terms. Alternus needs to obtain financing to meet these requirements, and there can be no assurance that it will be successful in obtaining such financing on acceptable terms. If Alternus does not successfully execute its financing plan its business and results of operations would be materially and adversely affected.•If sufficient demand for solar parks does not develop or takes longer than anticipated to develop, Alternus's business, financial condition, results of operations and prospects could be materially and adversely affected.•Alternus may be subject to unforeseen costs, liabilities or obligations when operating and maintaining solar parks. •Alternus may be subject to the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to on solar parks); •Alternus may be affected by the impact of decreases in spot market prices for electricity.•Refurbishment of renewable energy facilities involve significant risks that could result in unplanned power outages or reduced output.•Business interruptions, whether due to catastrophic disasters or other events, could adversely affect Alternus's operations, financial condition, and cash flows.•Fluctuations in foreign currency exchange rates may negatively affect the Alternus’s revenue, cost of sales and gross marginsand could result in exchange losses.•Alternus has substantial operations outside of the United States which presents specific risks to its business.•Alternus's business, results of operations, financial condition and cash flows has been and may continue to be materially andadversely affected by the outbreak of COVID-19.•Alternus’s business and results of operations may be affected by inflation and changes in interest rates, an economic slowdown, recession or contraction of the global economy, a financial orliquidity crisis, geopolitical factors, including, but not limited to, the Russian invasion of Ukraine, global supply chain concerns, and the status of debt and equitymarkets (including, without limitation, market volatility and uncertainty).

Risk Factors (2 of 2) 1 42Legal and Regulatory Risks•Alternus may, in the ordinary course of business, become involved in such proceedings which may be expensive, lengthy, and disruptive to normal business operations and require significant attention from Alternus's management bodies.•Alternus is subject to counterparty risks under our Feed in Tariff (FiT) price support schemes and Green Certificates (GC) schemes. •Alternus has limited business insurance coverage internationally.•Failure to comply with laws and regulations where Alternus develops, constructs and operates solar power projects may materiallyand adversely affect our business, results of operations and financial condition.•Alternus is subject to anti-corruption, anti-bribery, anti-money laundering, economic and trade sanctions and similar laws. Non-compliance with such laws can subject Alternus to criminal or civil liability and harm our business, revenues, financial condition, and results of operations.•Alternus is subject to the laws of each of the foreign jurisdictions in which its Acquired Subsidiaries are organized.•Alternus’s energy facilities may be located on land which may be subject to government seizure or expropriation.•Alternus is subject to the risk of potential disputes with property owners or third parties who otherwise have rights to or interests in the properties used for Alternus’s solar parks.Risks related to Alternus’s Financial Situation•Alternus's substantial indebtedness could adversely affect its business, financial condition, and results of operations.•Alternus will need additional financing to maintain future profitability•There can be no assurance or guarantee that Alternus can raise capital or meets is funding needs.Risks Related to the Business Combination•Following the consummation of the Business Combination, the Combined Company’s significantly increased expenses and administrative burdens as a public company in the United States could have an adverse effect on its business, financial condition and results of operations.•The initial stockholders of Clean Earth, including its officers and directors, have interests in the Business Combination that are different from, or in addition to, the interests of Clean Earth’s other stockholders and warrant holders in recommending that stockholders vote in favor of approval of the Business Combination and approval of the other proposals.•Both Clean Earth and Alternus will incur significant transaction costs in connection with the Business Combination.•The consummation of the Business Combination is subject to a number of conditions, including approval of Clean Earth’s stockholders, and if those conditions are not satisfied or waived, the definitive agreement for the Business Combination may be terminated in accordance with its terms and the Business Combination may not be completed.•Our management team has limited experience managing a publicly traded company in the United States and may not successfully or effectively manage the transition of the predecessor businesses to a public company in the United States following the Business Combination.•The ability of Clean Earth’s stockholders to exercise redemption rights with respect to a large number of outstanding shares of common stock could limit the amount of cash available to the Combined Company for growth and reduce the Combined Company’s public “float.”•If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of Clean Earth’s securities or, following the consummation of the Business Combination, the value of the Combined Company’s securities, may decline.•There can be no assurance that the Combined Company’s securities will be approved for listing on the chosen stock exchange orthat the Combined Company will be able to comply with the continued listing standards of such stock exchange.•Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination. •Following the completion of the Business Combination, the majority of the Combined Company’s shares will be owned by an Irishcompany publicly listed on Euronext Growth (Oslo), which could adversely affect the ability of stockholders to exercise control and the public float, trading volume and market price of the Combined Company’s common stock.

CORPORATE HEADQUARTERS	Unit 9-10, Plaza 212, Blanchardstown Corporate Park 2, Dublin, D15 PK64, Ireland
WEBSITE	www.AlternusEnergy.com
EXECUTIVE MANAGEMENT	Vincent Browne (Irish) – CEO Joseph Duey (US) – CFO Tali Durant (US) – General Counsel Gary Swan (Irish) – CTO Larry Farrell (Irish) – CIO David Farrell (Irish) - CCO
BOARD OF DIRECTORS	Vincent Browne (Irish) – Chairman and CEO John Thomas (US) – Non-Executive Director John McQuillan (Irish) - Non-Executive Director Tone Bjornov (Norway) – Non-Executive Director Javade Chaudrhi (US) - Non-Executive Director Jon Masdal (Norway) - Non-Executive Director

ALTERNUS ENERGY